Exhibit 1.1

Draft of July 31, 2000

                         Suburban Propane Partners, L.P.

                            [2,175,000] Common Units
                     Representing Limited Partner Interests


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                             Underwriting Agreement



                                                                       , 2000

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

           Suburban Propane Partners, L.P., a Delaware limited partnership (the "Partnership"), proposes, subject to the terms and conditions stated herein, to issue and sell to Goldman, Sachs & Co. ("Goldman Sachs") an aggregate of [2,175,000] common units (the "Firm Units") representing limited partner interests in the Partnership (the "Common Units") and, at the election of Goldman Sachs, up to [325,000] additional Common Units (the "Optional Units"). The Firm Units and the Optional Units that Goldman Sachs elects to purchase pursuant to Section 2 hereof are collectively called the "Units."

           The Partnership, Suburban Propane, L.P., a Delaware limited partnership (the "Operating Partnership"), Suburban Energy Services Group LLC, a Delaware limited liability company (the "General Partner"), Suburban Sales and Service, Inc., a Delaware corporation (the "Service Company"), Suburban @ Home, Inc., a Delaware corporation ("Suburban @ Home") and Gas Connection Inc., an Oregon corporation ("Gas Connection"), are collectively referred to herein as the "Partnership Entities."

           1. The Partnership Entities represent and warrant to, and agree with, Goldman Sachs that:

           (a) A registration statement on Form S-3 (File No. 33-....) (the
"Initial Registration Statement") in respect of the Units has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to Goldman Sachs, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon

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filing, no other document with respect to the Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Partnership filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement;

           (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by Goldman Sachs expressly for use therein;

           (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further


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documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by Goldman Sachs expressly for use therein;

           (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Partnership by Goldman Sachs expressly for use therein;

           (e) None of the Partnership Entities has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capitalization or long-term debt of the Partnership Entities or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, unitholders' or stockholders' equity or results of operations of the Partnership Entities, otherwise than as set forth or contemplated in the Prospectus;

           (f) Each of the Partnership Entities has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by each of the Partnership Entities; and any real property and buildings held under lease by a Partnership Entity are held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Partnership Entities;

           (g) Each of the Partnership and the Operating Partnership is and at each Time of Delivery (as defined in Section 3(a) hereof) will be a limited partnership duly formed, validly existing and in good standing under the laws of the state of Delaware, with all necessary partnership power and authority to own its properties and conduct its business as described in the Prospectus, and has


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been duly licensed or qualified to do business and is in good standing as a foreign limited partnership in all jurisdictions in which it owns or leases properties or conducts any business so as to require such licensing or qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction. Complete and correct copies of the certificates of limited partnership of the Partnership and the Operating Partnership, and all amendments thereto, and of the agreements of limited partnership of the Partnership, as amended and restated (the "Partnership Agreement") and the Operating Partnership, as amended and restated (the "Operating Partnership Agreement"), have been delivered to Goldman Sachs;

           (h) The General Partner has been, and at the applicable Time of Delivery will be, duly formed and is validly existing as a limited liability company in good standing under the laws of the state of Delaware, with limited liability company power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign limited liability company for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction. Complete and correct copies of the certificate of formation and the limited liability company agreement of the General Partner, and all amendments thereto, have been delivered to Goldman Sachs;

           (i) The Service Company has been, and at the applicable Time of Delivery will be, duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction. Complete and correct copies of the certificate of incorporation and the bylaws of the Service Company, and all amendments thereto, have been delivered to Goldman Sachs;

           (j) Suburban @ Home has been, and at the applicable Time of Delivery will be, duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction. Complete and correct copies of the certificate of incorporation and the bylaws of the Suburban @ Home, and all amendments thereto, have been delivered to Goldman Sachs;

           (k) Gas Connection has been, and at the applicable Time of Delivery will be, duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Oregon, with corporate power and authority to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so


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as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction. Complete and correct copies of the certificate of incorporation and the bylaws of Gas Connection, and all amendments thereto, have been delivered to Goldman Sachs;

           (l) None of the Partnership Entities has any subsidiaries (other than the Operating Partnership, the Service Company, Suburban @ Home and Gas Connection) which, taken as a whole, would be deemed to be a significant subsidiary (as such term is defined in Section 1-02 of Regulation S-X under the Act);

           (m) The General Partner is the sole general partner of the Partnership with a 1% general partner interest in the Partnership; such general partner interest is duly authorized by the Partnership Agreement and was validly issued to the General Partner; and, the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material to such ownership or as described in the Registration Statement or the Prospectus);

           (n) The General Partner is the sole general partner of the Operating Partnership with a 1.0101% general partner interest in the Operating Partnership; such general partner interest is duly authorized by the Operating Partnership Agreement, and was validly issued to the General Partner; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as would not, individually or in the aggregate, be material to such ownership or as described in the Registration Statement or the Prospectus);

           (o) The Partnership is the sole limited partner of the Operating Partnership with a limited partner interest of 98.9899%; such limited partner interest is duly authorized by the Operating Partnership Agreement, and was validly issued to the Partnership and is fully paid and nonassessable (except as nonassessability may be affected by certain provisions of the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act")); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as would not, individually or in the aggregate, be material to such ownership or as described in the Registration Statement or the Prospectus);

           (p) [All] of the outstanding shares of capital stock of each of the Service Company, Suburban @ Home and Gas Connection have been duly authorized and are fully paid and nonassessable; and [all] of the issued shares of capital stock of each of the Service Company, Suburban @ Home and Gas Connection are registered on its books in the name of the Operating Partnership, free and clear of all liens, encumbrances, security interests, equities, charges or other claims;

           (q) The Partnership has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding Common Units of the Partnership have been duly and validly authorized and issued, are fully paid and non-assessable (except as nonassessability may be affected by certain provisions


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of the Delaware Act) and conform to the description of the Common Units contained in the Prospectus;

           (r) The unissued Units to be issued and sold by the Partnership to Goldman Sachs hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Common Units contained in the Prospectus;

           (s) The issue and sale of the Units by the Partnership and the compliance by the Partnership Entities with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which any of the Partnership Entities is a party or by which any of the Partnership Entities is bound or to which any of the property or assets of the Partnership Entities is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, by-laws, partnership agreement or limited liability company agreement of any of the Partnership Entities or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Partnership Entities or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Units or the consummation by the Partnership Entities of the transactions contemplated by this Agreement, except the registration under the Act of the Units and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by Goldman Sachs;

           (t) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement or the Prospectus present fairly the consolidated financial condition of the Partnership Entities, as of the respective dates thereof and the consolidated results of operations and cash flows of the Partnership Entities for the respective periods covered thereby; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the entire period involved, except as otherwise disclosed in the Prospectus; and the other financial and statistical information included or incorporated by reference in the Registration Statement or the Prospectus are accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Partnership Entities;

           (u) The execution and delivery of, and the performance by each of the Partnership Entities of its obligations under this Agreement have been duly and validly authorized by each of such Partnership Entities, as the case may be, and this Agreement has been duly executed and delivered by each of the Partnership Entities;

           (v) None of the Partnership Entities is in violation of its certificate of incorporation, certificate of formation, by-laws, partnership agreement or limited liability company agreement or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement,


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lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

           (w) The statements set forth in the Prospectus under the caption "Description of Common Units," insofar as they purport to constitute a summary of the terms of the Common Units, under the caption "Tax Considerations" and under the caption "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

           (x) There are no preemptive rights or other rights to subscribe for or to purchase, nor any restrictions upon the voting or transfer of, any partnership interests, member interests or shares of stock of any of the Partnership Entities pursuant to any partnership agreement, limited liability company agreement, any articles or certificates of incorporation or other governing documents or any agreement or other instrument to which any of the Partnership Entities is a party or by which any of such entities may be bound. The offering and sale of Units as contemplated by this Agreement does not give rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any Partnership interests or other securities of the Partnership Entities. There are no outstanding options or warrants to purchase any Common Units or other securities of any of the Partnership Entities. There are no rights entitling any holder of partnership interests of the Partnership to cause the Partnership to register any of such interests;

           (y) All of the Partnership Entities (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants, or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect upon the Partnership Entities taken as a whole;

           (z) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean up, closure or properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Partnership Entities, taken as whole;

           (aa) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Partnership Entities is a party or of which any property of the Partnership Entities, is the subject which, if determined adversely to the Partnership Entities, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, unitholders' or stockholders' equity or results of operations of the Partnership Entities; and, to the best of the Partnership Entities' knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;


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           (bb) None of the Partnership Entities is and, after giving effect to the offering and sale of the Units, will not be, (i) an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (ii) subject to regulation as a "holding company" or a "subsidiary company" of a holding company or and "affiliate" thereof, under the Public Utility Holding Company Act of 1935, as amended (the "PUHCA");

           (cc) None of the Partnership Entities does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

           (dd) PricewaterhouseCoopers, who have certified certain financial statements of the Partnership Entities, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

           2. Subject to the terms and conditions herein set forth, (a) the Partnership agrees to issue and sell to Goldman Sachs, and Goldman Sachs agrees to purchase from the Partnership, at a purchase price per unit of
$................, [2,175,000] Firm Units and (b) in the event and to the extent that Goldman Sachs shall exercise the election to purchase Optional Units as provided below, the Partnership agrees to issue and sell to Goldman Sachs, and Goldman Sachs agrees to purchase from the Partnership, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Units as to which such election shall have been exercised (to be adjusted by Goldman Sachs so as to eliminate fractional shares).

           The Partnership hereby grants to Goldman Sachs the right to purchase at its election up to [325,000] Optional Units, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Units. Any such election to purchase Optional Units may be exercised only by written notice from you to the Partnership, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Units to be purchased and the date on which such Optional Units are to be delivered, as determined by Goldman Sachs but in no event earlier than the First Time of Delivery (as defined in Section 3(a) hereof) or, unless Goldman Sachs and the Partnership otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

           3. Upon the authorization by Goldman Sachs of the release of the Firm Units, Goldman Sachs proposes to offer the Firm Units for sale upon the terms and conditions set forth in the Prospectus.

           (a) The Units to be purchased by Goldman Sachs hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman Sachs may request upon at least forty-eight hours' prior notice to the Partnership shall be delivered by or on behalf of the Partnership to Goldman Sachs through the facilities of the Depository Trust Company ("DTC"), for the account of Goldman Sachs, against payment by or on behalf of Goldman Sachs of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Partnership to Goldman Sachs at least forty-eight hours in advance. The Partnership will cause the certificates representing the Units to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated


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Office"). The time and date of such delivery and payment shall be, with respect to the Firm Units, 9:30 a.m., New York City time, on ............., 2000 or such other time and date as Goldman Sachs and the Partnership may agree upon in writing, and, with respect to the Optional Units, 9:30 a.m., New York time, on the date specified by Goldman Sachs in the written notice given by Goldman Sachs its election to purchase such Optional Units, or such other time and date as Goldman Sachs and the Partnership may agree upon in writing. Such time and date for delivery of the Firm Units is herein called the "First Time of Delivery", such time and date for delivery of the Optional Units, if not the First Time of Delivery, is herein called the "Second Time of Delivery," and each such time and date for delivery is herein called a "Time of Delivery"; and

           (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 6 hereof, including the cross receipt for the Units and any additional documents requested by Goldman Sachs pursuant to Section 6(i) hereof, will be delivered at the offices of Vinson & Elkins L.L.P., 1325 Avenue of the Americas, 17th floor, New York, New York 10019 (the "Closing Location"), and the Units will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing
Location at .......p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 3, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

           4. Each of the Partnership Entities agrees with Goldman Sachs:

           (a) To prepare the Prospectus in a form approved by Goldman Sachs and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by Goldman Sachs promptly after reasonable notice thereof; to advise Goldman Sachs, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish Goldman Sachs with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise Goldman Sachs, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;


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           (b) Promptly from time to time to take such action as Goldman Sachs may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as Goldman Sachs may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units, provided that in connection therewith the Partnership shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

           (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish Goldman Sachs with copies of the Prospectus in New York City in such quantities as Goldman Sachs may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Units and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify Goldman Sachs and upon your request to file such document and to prepare and furnish without charge to Goldman Sachs and to any dealer in securities as many copies as Goldman Sachs may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case Goldman Sachs is required to deliver a prospectus in connection with sales of any of the Units at any time nine months or more after the time of issue of the Prospectus, upon your request and at the expense of Goldman Sachs, to prepare and deliver to Goldman Sachs as many copies as Goldman Sachs may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

           (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Partnership Entities (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Partnership, Rule 158);

           (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder any securities of the Partnership that are substantially similar to the Units, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Units or any such substantially similar securities (other than pursuant to employee unit option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

           (f) To furnish to its unitholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, unitholders' equity and cash flows of the Partnership Entities certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its unitholders consolidated summary financial information of the Partnership Entities for such quarter in reasonable detail;

           (g) During a period of five years from the effective date of the Registration Statement, to furnish to Goldman Sachs copies of all reports or other communications (financial or other) furnished to unitholders, and to deliver to Goldman Sachs (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Partnership is listed; and (ii) such additional information concerning the business and financial condition of the Partnership as Goldman Sachs may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Partnership Entities are consolidated in reports furnished to its unitholders generally or to the Commission);

           (h) To use the net proceeds received by it from the sale of the Units pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

           (i) To use its best efforts to list, subject to notice of issuance, the Units on The New York Stock Exchange (the "Exchange"); and

           (j) If the Partnership elects to rely upon Rule 462(b), the Partnership shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Partnership shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

           5. The Partnership Entities covenant and agree with Goldman Sachs that the Partnership Entities will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Partnership's counsel and accountants in connection with the registration of the Units under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to Goldman Sachs; (ii) the cost of printing or producing this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Units; (iii) all expenses in connection with the qualification of the Units for offering and sale under state securities laws as provided in
Section 4(b) hereof, including the fees and disbursements of counsel for Goldman Sachs in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the Units on The New York Stock Exchange the filing fees incident to, and the fees and disbursements of counsel for Goldman Sachs in connection with, the cost of preparing unitholder certificates; (v) the cost and charges of any transfer agent or registrar; and (vi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 7 and 9 hereof, Goldman Sachs will pay all of its own costs and expenses, including the fees of its counsel, stock transfer taxes on resale of any of the Units by it, and any advertising expenses connected with any offers it may make.

           6. The obligations of Goldman Sachs hereunder, as to the Units to be delivered at each Time of Delivery, shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Partnership Entities herein are, at and as of such Time of Delivery, true and correct, the condition that the Partnership Entities shall have performed all of their obligations hereunder theretofore to be performed, and the following additional conditions:

           (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; if the Partnership has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

           (b) Vinson & Elkins L.L.P., counsel for Goldman Sachs, shall have furnished to Goldman Sachs such written opinion (a draft of such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to the matters covered in paragraphs [(i)], [(vi)], [(viii)], [(xi)], [(xv)], [(xvi]) and [(xx)] of subsection (c) below as well as such other related matters as Goldman Sachs may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

           (c) Weil, Gotshal & Manges LLP, counsel for the Company, shall have furnished to Goldman Sachs such written opinion or opinions (a draft of each such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to Goldman Sachs, to the effect that:

                  (i) The Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Prospectus;

                  (ii) The General Partner is the sole general partner of the Partnership with a 1% general partner interest in the Partnership; such general partner interest is duly authorized by the Partnership Agreement and was validly issued to the General Partner; and, the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as are not, individually or in the aggregate, material to such ownership or as described in the Registration Statement or the Prospectus);

                  (iii) The General Partner is the sole general partner of the Operating Partnership with a 1.0101% general partner interest in the Operating Partnership; such general partner interest is duly authorized by the

                           Operating Partnership Agreement, and was validly issued to the General Partner; and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as would not, individually or in the aggregate, be material to such ownership or as described in the Registration Statement or the Prospectus);

                  (iv) The Partnership is the sole limited partner of the Operating Partnership with a limited partner interest of 98.9899%; such limited partner interest is duly authorized by the Operating Partnership Agreement, and was validly issued to the Partnership and is fully paid and nonassessable (except as nonassessability may be affected by certain provisions of the Delaware Revised Uniform Limited Partnership Act (the "Delaware Act")); and the Partnership owns such limited partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims (except for such liens, encumbrances, security interests, equities, charges or claims as would not, individually or in the aggregate, be material to such ownership or as described in the Registration Statement or the Prospectus);

                  (v) [All] of the outstanding shares of capital stock of each of the Service Company, Suburban @ Home and Gas Connection have been duly authorized and are fully paid and nonassessable; and [all] of the issued shares of capital stock of each of the Service Company, Suburban @ Home and Gas Connection are registered on its books in the name of the Operating Partnership, free and clear of all liens, encumbrances, security interests, equities, charges or other claims.

                  (vi) The Partnership has an authorized capitalization as set forth in the Prospectus, and all of the issued and outstanding Common Units of the Partnership (including the Units being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Units conform to the description of the Common Units contained in the Prospectus;

                  (vii) The Partnership has been duly qualified as a foreign partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Partnership, provided that such counsel shall state that they believe that both Goldman Sachs and they are justified in relying upon such opinions and certificates);

                  (viii) Each of the Operating Partnership, the General Partner, the Service Company and Suburban @ Home has been duly formed and is validly existing as a partnership, a limited liability company or a corporation in good standing under the laws of the State of Delaware; and Gas Connection has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Oregon; and all of the issued shares of capital stock of each such entity have been duly and validly authorized and issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Prospectus) are owned directly or indirectly by the Partnership, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Partnership or its subsidiaries, provided that such counsel shall state that they believe that both Goldman Sachs and they are justified in relying upon such opinions and certificates;

                  (ix) Each of the Partnership Entities has good and marketable title in fee simple to all real property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by each of the Partnership Entities; and any real property and buildings held under lease by each of the Partnership Entities are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by each of the Partnership Entities (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of each of the Partnership Entities, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by any of the Partnership Entities, upon opinions of counsel to the lessors of such property and, in respect to matters of fact, upon certificates of officers of any of the Partnership Entities, provided that such counsel shall state that they believe that both Goldman Sachs and such counsel are justified in relying upon such opinions, abstracts, reports, policies and certificates);

                  (x) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which any of the Partnership Entities is a party or of which any property of any of the Partnership Entities is the subject which, if determined adversely to any of the Partnership Entities, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, unitholders' equity or results of operations of each of the Partnership Entities; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (xi) This Agreement has been duly authorized, executed and delivered by the Partnership;

                  (xii) The issue and sale of the Units being delivered at such Time of Delivery by the Partnership and the compliance by the Partnership with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the Partnership Entities is a party or by which any of the Partnership Entities is bound or to which any of the property or assets of any of the Partnership Entities is subject, nor will such action result in any violation of the provisions of the certificate of incorporation, certificate of formation, by-laws, partnership agreement or limited liability company agreement of any of the Partnership Entities or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over any of the Partnership Entities or any of their properties;

                  (xiii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Units or the consummation by each of the Partnership Entities of the transactions contemplated by this Agreement, except the registration under the Act of the Units, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Units by Goldman Sachs;

                  (xiv) None of the Partnership Entities is in violation of its certificate of incorporation, certificate of formation, by-laws, partnership agreement or limited liability company agreement or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (xv) The statements set forth in the Prospectus under the caption "Description of Common Units", insofar as they purport to constitute a summary of the terms of the Common Units, under the caption "Tax Considerations" and under the caption "Underwriting," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (xvi) None of the Partnership Entities is (i) an "investment company", as such term is defined in the Investment Company Act, or (ii) subject to regulation as a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof, under PUHCA;

                  (xvii) The Units to be issued and sold to Goldman Sachs by the Partnership hereunder have been duly and validly authorized by the Partnership and, when issued and delivered to Goldman Sachs against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and non-assessable, and free of any preemptive or similar rights that entitle or will entitle any person to acquire any partnership interest in the Partnership, upon the issuance thereof by the Partnership, arising under the Partnership Agreement or, to the knowledge of such counsel without any independent investigation, any other agreement to which the Partnership is a party or by which it is bound, and Goldman Sachs will acquire the Units free and clear of any liens, encumbrances, security interests, charges or claims of record (A) in respect to which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner, the Partnership or the Operating Partnership as debtor is on file in the office the Secretary of State of the State of Delaware or (B) otherwise known (based solely upon its participation as counsel in matters relating to the offering of the Units and without having conducted an independent investigation) to such counsel, except as created by this Agreement or by Goldman Sachs or any person who acquires and interest in the Units through Goldman Sachs or as provided by the Delaware Act;

                  (xviii) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms, subject to the qualifications that (A) the enforceability of such document may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally, (B) the enforceability of such document may be limited by public policy, applicable law relating to fiduciary duties and the judicial imposition of an implied covenant of good faith and fair dealing, (C) the enforceability of equitable rights and remedies provided for in such document is subject to equitable defenses and judicial discretion, and the enforceability of such document may be limited by general equitable principles and
                           (D) the enforceability of the indemnity and contribution provisions of such document may be limited by federal and state securities laws; the Operating Partnership Agreement has been duly authorized, executed and delivered by the General Partner and the Partnership and is a valid and legally binding agreement of the General Partner in accordance with its terms, subject to the qualifications that (A) enforceability of such document may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights generally, (B) the enforceability of such document may be limited by public policy, applicable law relating to fiduciary duties and the judicial imposition of an implied covenant of good faith and fair dealing, (C) the enforceability of equitable rights and remedies provided for in such document is subject to equitable defenses and judicial discretion, and the enforceability of such document may be limited by general equitable principles and
                           (D) the enforceability of the indemnity and contribution provisions of such document may be limited by federal and state securities laws;

                  (xix) The Registration Statement was declared effective under the Act by the Commission and to the knowledge of such counsel after due inquiry, no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is pending, threatened or contemplated. Any required filing of the Prospectus relating to the sale of the Units pursuant to Rule 424(b) under the Act has been made in the manner and within the time period required by such rule;

                  (xx) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                  (xxi) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection [(vi)] of this section 6(c), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Partnership prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

           (d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers shall have furnished to Goldman Sachs a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to Goldman Sachs, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

           (e) (i) None of the Partnership Entities shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the Common Units, capital stock or long-term debt of any of the Partnership Entities or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, unitholders' or stockholders' equity or results of operations of the Partnership Entities, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Goldman Sachs so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

           (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Partnership's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Partnership's debt securities;

           (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on The Exchange; (ii) a suspension or material limitation in trading in the Partnership's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of Goldman Sachs makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

           (h) The Units to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

           (i) The Partnership shall have complied with the provisions of
Section 4(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

           (j) The Partnership shall have furnished or caused to be furnished to Goldman Sachs at such Time of Delivery certificates of officers of the Partnership satisfactory to Goldman Sachs as to the accuracy of the representations and warranties of the Partnership herein at and as of such Time of Delivery, as to the performance by the Partnership of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as Goldman Sachs may reasonably request.

           7. (a) The Partnership Entities, jointly and severally, will indemnify and hold harmless Goldman Sachs against any losses, claims, damages or liabilities, joint or several, to which Goldman Sachs may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Goldman Sachs for any legal or other expenses reasonably incurred by Goldman Sachs in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Partnership Entities shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership by Goldman Sachs expressly for use therein;

           (b) Goldman Sachs will indemnify and hold harmless the Partnership Entities against any losses, claims, damages or liabilities to which the Partnership Entities may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership Entities by Goldman Sachs expressly for use therein; and will reimburse the Partnership Entities for any legal or other expenses reasonably incurred by the Partnership Entities in connection with investigating or defending any such action or claim as such expenses are incurred;

           (c) Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party;

           (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Partnership Entities on the one hand and Goldman Sachs on the other from the offering of the Units. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership Entities on the one hand and Goldman Sachs on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Partnership Entities on the one hand and Goldman Sachs on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Partnership Entities bear to the total underwriting discounts and commissions received by Goldman Sachs, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership Entities on the one hand or Goldman Sachs on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership Entities and Goldman Sachs agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), Goldman Sachs shall not be required to contribute any amount in excess of the amount by which the total price at which the Units were offer to the public exceeds the amount of any damage which Goldman Sachs has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation; and

           (e) The obligations of the Partnership Entities under this Section 7 shall be in addition to any liability which the Partnership Entities may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls Goldman Sachs within the meaning of the Act; and the obligations of Goldman Sachs under this Section 7 shall be in addition to any liability which Goldman Sachs may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Partnership and to each person, if any, who controls the Partnership within the meaning of the Act.

           8. The respective indemnities, agreements, representations, warranties and other statements of the Partnership Entities and Goldman Sachs, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of Goldman Sachs or any controlling person of Goldman Sachs, or the Partnership Entities, and shall survive delivery of and payment for the Units.

           Anything herein to the contrary notwithstanding, the indemnity agreement of the Partnership Entities in subsection (a) of Section 7 hereof, the representations and warranties in subsections (b), (c) and (d) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Partnership Entities pursuant to Section 6 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Partnership Entities of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person or partner of Goldman Sachs who is a director, officer or controlling person of the Partnership when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Partnership the matter has been settled by controlling precedent, the Partnership Entities will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

           9. If for any reason any Units are not delivered by or on behalf of the Partnership Entities as provided herein, the Partnership Entities will reimburse Goldman Sachs for all out-of-pocket expenses approved in writing, including fees and disbursements of counsel, reasonably incurred by Goldman Sachs in making preparations for the purchase, sale and delivery of the Units not so delivered, but the Partnership Entities shall then be under no further liability to Goldman Sachs except as provided in Sections 5 and 7 hereof.

           All statements, requests, notices and agreements hereunder shall be in writing, and if to Goldman Sachs shall be delivered or sent by mail, telex or facsimile transmission to them at 32 Old Slip, 21st Floor, New York, New York 10005, Attention: Registration Department; and if to the Partnership shall be delivered or sent by mail to the address of the Partnership set forth in the Registration Statement, Attention: Secretary. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

           10. This Agreement shall be binding upon, and inure solely to the benefit of, Goldman Sachs, the Partnership and, to the extent provided in Sections 7 and 8 hereof, the officers and directors of the General Partner and each person who controls the Partnership or Goldman Sachs, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Units from Goldman Sachs shall be deemed a successor or assign by reason merely of such purchase.

           11. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

           12. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

           13. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

           If the foregoing is in accordance with your understanding, please sign and return to us one for the Partnership and for Goldman Sachs plus one for each counsel counterparts hereof, and upon the acceptance hereof by Goldman Sachs, this letter and such acceptance hereof shall constitute a binding agreement between Goldman Sachs and the Partnership.


                          Very truly yours,

                          SUBURBAN PROPANE PARTNERS, L.P.

                          By:     ..........................................
                                  Name:
                                  Title:

                          SUBURBAN PROPANE, L.P.

                          By:     ..........................................
                                  Name:
                                  Title:


                          SUBURBAN ENERGY SERVICES GROUP, LLC

                          By:     ..........................................
                                  Name:
                                  Title:



                          SUBURBAN SALES AND SERVICE, INC.

                          By:     ..........................................
                                  Name:
                                  Title:


                          SUBURBAN @ HOME, INC.

                          By:     ..........................................
                                  Name:
                                  Title:


                          GAS CONNECTION INC.

                          By:     ..........................................
                                  Name:
                                  Title:

Accepted as of the date hereof:

GOLDMAN, SACHS & CO.

BY:.......................................................
               (Goldman, Sachs & Co.)

                                                                      ANNEX I

           Pursuant to Section 6(d) of the Underwriting Agreement, the accountants shall furnish letters to Goldman Sachs to the effect that:

         (i) They are independent certified public accountants with respect to the Partnership and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

         (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Partnership for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished Goldman Sachs

         (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Partnership's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been furnished to Goldman Sachs; and on the basis of specified procedures including inquiries of officials of the Partnership who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in the related in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

         (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Partnership for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Partnership's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Partnership's Annual Reports on Form 10-K for such fiscal years;

         (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

         (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Partnership and its subsidiaries, inspection of the minute books of the Partnership and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Partnership and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Partnership's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Partnership's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                  (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Partnership's Annual Report on Form 10-K for the most recent fiscal year;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Partnership's Annual Report on Form 10-K for the most recent fiscal year;

                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Partnership and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by Goldman Sachs, or any increases in any items specified by Goldman Sachs, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                  (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by Goldman Sachs, or any increases in any items specified by Goldman Sachs, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by Goldman Sachs, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by Goldman Sachs which are derived from the general accounting records of the Partnership and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by Goldman Sachs or in documents incorporated by reference in the Prospectus specified by Goldman Sachs, and have compared certain of such amounts, percentages and financial information with the accounting records of the Partnership and its subsidiaries and have found them to be in agreement.


                                      F-3